UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005

ENTREMED, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440
(State or other jurisdiction of	(Commission File Number)	58-1959440
incorporation or organization)		(IRS Employer Identification
No.)

9640 Medical Center Drive
Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

(a) On February 17, 2005, EntreMed, Inc. (“EntreMed”) issued a press release announcing that it had appointed Mr. Marc Corrado as Vice President, Corporate Development. A copy of this press release is attached hereto as an exhibit and is hereby incorporated herein by reference. Under the terms of his appointment, EntreMed and Mr. Corrado have agreed to the following principal terms of employment that will be incorporated into an employment agreement (the “Agreement”):

•	An initial term of one-year, subject to automatic renewal unless terminated upon 60 days prior notice.

•	An annual base salary of $204,000 and incentive compensation targeted at 25% of base salary, the exact amount to be determined by the Board of Directors of EntreMed.

•	A grant of 100,000 options with an exercise price of $3.70, one quarter of which will vest upon the grant and an additional quarter on each successive anniversary thereafter.

•	If terminated upon death or permanent disability, terminated without cause, or if Mr. Corrado resigns for good reason, Mr. Corrado will receive severance in the form to six months base salary plus a pro rata portion of any incentive compensation earned. If terminated for cause, or if Mr. Corrado resigns for other than good reason, then Mr. Corrado will receive his base salary through the date of termination, with no further rights to compensation.

Under the Agreement, Mr. Corrado will agree not to compete with EntreMed for a year in the event of a resignation for other than good reason and for six months in the event of termination for any other reason.

(b) EntreMed, Inc. grants various awards to its directors, executive officers and other employees under the 2001 Long Term Incentive Plan, as amended. Two form of award agreements, one for directors and the other for non-director employees, are attached hereto as exhibits and are hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	EntreMed, Inc. 2001 Long-Term Incentive Plan Non-Qualified Stock Option Grant Agreement (Directors)

10.2	EntreMed, Inc. 2001 Long-Term Incentive Plan Non-Qualified Stock Option Grant Agreement (Non-Director Employees)

99.1	Press Release dated February 17, 2005

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.
/s/ Dane R. Saglio

Dane R. Saglio Chief Financial Officer

Date: February 22, 2005

EXHIBIT INDEX

Designation                                         Description

10.1	EntreMed, Inc. 2001 Long-Term Incentive Plan Non-Qualified Stock Option Grant Agreement (Directors)

10.2	EntreMed, Inc. 2001 Long-Term Incentive Plan Non-Qualified Stock Option Grant Agreement (Non-Director Employees)

99.1	Press Release dated February 17, 2005

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